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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 12, 1999, except for Note 14, which is as of July 1999, relating to the financial statements of bamboo.com, Inc., which appears in bamboo.com, Inc.'s Prospectus dated August 25, 1999.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, CA
October 21, 1999